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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 27, 2002

                       KULICKE AND SOFFA INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)

          PENNSYLVANIA                  000-00121             23-1498399
   (State or Other Jurisdiction       (Commission           (I.R.S. Employer
         of Incorporation)             File Number)         Identification No.)

           2101 Blair Mill Road, Willow Grove, PA                   19090
          (Address of Principal Executive Offices)                (Zip Code)

        Registrant's telephone number, including area code (215) 784-6000

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ITEM 5.  OTHER EVENTS

         On August 27, 2002, Kulicke and Soffa Industries, Inc. (the "Company") announced that it will close its substrate operations in Milpitas, California due to the extended downturn in the semiconductor industry. The pre-tax charge for the closure is estimated at approximately $17.0 million and will be incurred in the fourth fiscal quarter ending September 30, 2002.

         The decision to close the operation is the most recent step in the Company's actions to cut costs and reduce cash usage. It had previously announced other measures aimed at returning the Company to profitability, including a functional reorganization, reductions in force, and manufacturing moves to Singapore and China.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

Exhibit No.                        Description
-----------                        -----------

   99.1               Press Release dated August 27, 2002

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           KULICKE AND SOFFA INDUSTRIES, INC.

Date: August 27, 2002                      By:  /s/ Clifford G. Sprague
                                                --------------------------
                                                Clifford G. Sprague
                                                Senior Vice President and Chief
                                                Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.                         Description
-----------                         -----------

   99.1                 Press Release dated August 27, 2002